UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Definitive Proxy Statement

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Soliciting Material Pursuant to §240.14a-12

Astrotech Corporation

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PROXY STATEMENT

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
May 19, 2015
To the Shareholders of Astrotech Corporation:
You are cordially invited to attend the Annual Meeting of Shareholders for Astrotech Corporation (the “Company” or “Astrotech”) to be held at 555 Forge River Road, Suite 100, Webster, TX 77598 on June 30, 2015, at 9:00 a.m. (Central time). Information about the meeting, the nominees for directors and the proposals to be considered are presented in this Notice of Annual Meeting and the proxy statement on the following pages. At the meeting you will be asked:
(i)
to elect eight directors to the Company’s Board of Directors;

(ii)
to ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the 2015 fiscal year; and

(iii)
to transact such other business as may properly come before the meeting and any related adjournments or postponements.

The Board of Directors has approved these proposals and the Company urges you to vote in favor of these proposals and such other matters as may be submitted to you for a vote at the meeting. The Board of Directors has fixed the close of business on May 7, 2015 as the record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting.
This proxy statement and accompanying proxy card are being mailed to our shareholders along with the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2014 and Quarterly Report on Form 10-Q for the period ended March 31, 2015. Voting can be completed by returning the proxy card, by telephone at 1-888-457-2959 or online at www.proxyvoting.com/ASTC. Only your latest-dated proxy card will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in this Proxy Statement. Further detail can be found on the proxy card and in the “Voting of Proxies” section included below.
Important notice regarding the availability of proxy materials of the shareholder meeting to be held on June 30, 2015: the proxy statement, Form 10-K and Form 10-Q are available at http://www.astrotech.com/investors/proxy-statements.
Thank you for your assistance in voting your shares promptly.
By Order of the Board of Directors,

Eric Stober
Chief Financial Officer, Treasurer
and Secretary
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE MARK, SIGN, AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO, EVEN IF YOU HAVE PREVIOUSLY SUBMITTED YOUR PROXY.

PROXY STATEMENT
GENERAL INFORMATION
This proxy statement is furnished in connection with the solicitation by the Board of Directors of Astrotech Corporation (the “Company” or “Astrotech”), a Washington corporation, of proxies to be voted at the Annual Meeting of Shareholders to be held on June 30, 2015, at 9:00 a.m. (Central time) at 555 Forge River Road, Suite 100, Webster, TX 77598 (the “Annual Meeting”). This proxy statement, the accompanying proxy card, the Form 10-K for the fiscal year ended June 30, 2014 and the Form 10-Q for the period ending March 31, 2015 are being distributed to shareholders on or about May 28, 2015.
At the meeting you will be asked:
(i)
to elect eight directors to the Company’s Board of Directors;

(ii)
to ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the 2015 fiscal year; and

(iii)
to transact such other business as may properly come before the meeting and any related adjournments or postponements.

Internet Availability of Proxy Materials
In addition to mailing paper copies of the Company’s proxy statement, annual report on Form 10-K for the fiscal year ended June 30, 2014 and quarterly report on Form 10-Q for the period ending March 31, 2015, Astrotech is making these materials available to its shareholders via the Internet. The proxy statement, annual report on Form 10-K for the fiscal year ended June 30, 2014 and quarterly report on Form 10-Q for the period ending March 31, 2015 are available at http:// www.astrotech.com/investors.
Record Date and Voting Securities
The Board of Directors has fixed the close of business on May 7, 2015 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. As of the record date, there were 21,290,263 outstanding shares of Astrotech’s common stock, no par value, including 285,761 shares of restricted stock with voting rights. Holders of common stock and restricted stock with voting rights are entitled to notice of the Annual Meeting and to one vote per share of common stock owned and restricted stock with voting rights granted as of the record date at the Annual Meeting. No shareholder will be allowed to cumulate votes.
Proxies
The Board of Directors is soliciting a proxy in the form accompanying this proxy statement for use at the Annual Meeting and will not vote the proxy at any other meeting. Mr. Thomas B. Pickens III is the person named as proxy on the proxy card accompanying this proxy statement and is who the Board of Directors has selected to serve in such capacity. Mr. Pickens is Chairman of the Board of Directors and Chief Executive Officer. In the event that Mr. Pickens cannot serve in such capacity, Mr. Eric N. Stober will be named as proxy. Mr. Stober is Chief Financial Officer, Treasurer and Secretary of the Company.
Revocation of Proxies
Each shareholder giving a proxy has the power to revoke it at any time before the shares represented by that proxy are voted. Revocation of a proxy is effective when the Secretary of the Company receives either (i) an instrument revoking the proxy or (ii) a duly executed proxy bearing a later date. Additionally, a shareholder may change or revoke a previously executed proxy by voting in person at the Annual Meeting.
Voting of Proxies
Because many Astrotech shareholders are unable to attend the Annual Meeting, the Board of Directors solicits proxies to give each shareholder an opportunity to vote on all matters scheduled to come before the meeting as set forth in this proxy statement. Shareholders are urged to read carefully the material in this proxy statement and vote through one of the following methods:
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Fully completing, signing, dating and timely mailing the proxy card;

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Calling 1-888-457-2959 and following the instructions provided on the phone line; or

iii.
Accessing the internet voting site at www.proxyvoting.com/ASTC and following the instructions provided on the website.

Please keep your proxy card with you when voting via the telephone or internet. All votes via the telephone or internet must be submitted by 11:59 p.m. (Eastern Time) on June 25, 2015 in order to be counted. Each proxy card that is (i) properly executed, (ii) timely received by the Company before or at the Annual Meeting and (iii) not properly revoked by the shareholder pursuant to the instructions above will be voted in accordance with the directions specified on the proxy and otherwise in accordance with the judgment of the persons designated therein as proxies. If no choice is specified and the proxy is properly signed and returned, the shares will be voted by the Board appointed proxy in accordance with the recommendations of the Board of Directors.
Vote Required for Quorum
The holders of at least a majority of all issued and outstanding shares of common stock entitled to vote at the Annual Meeting, whether present in person or represented by proxy, will constitute a quorum.
Vote Required for Director Elections
The election of the eight directors requires the vote of a plurality of the shares of common stock represented at the meeting. Abstentions will have no effect on the election of directors since only votes “For” or “Against” a nominee will be counted.
Vote Required for Auditor Ratification
The ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for 2015 requires the affirmative vote of a majority of the total number of votes cast at the Annual Meeting by the holders of shares of our common stock. Abstentions will have no effect on Proposal 2.
Method of Tabulation and Broker Voting
One or more inspectors of election appointed for the meeting will tabulate the votes cast in person or by proxy at the Annual Meeting, and will determine whether or not a quorum is present. The inspectors of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and for purposes of determining the approval of any matter submitted to the shareholders for a vote.
Many of the Company’s shares of common stock are held in “street name,” meaning that a depository, broker-dealer or other financial institution holds the shares in its name, but such shares are beneficially owned by another person. Generally, a street name holder must receive direction from the beneficial owner of the shares to vote on issues other than routine shareholder matters such as the ratification of auditors. If a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered present and entitled to vote at the Annual Meeting for such matter. For Proposal 1, only votes “For” or “Against” such proposal will be counted, so broker non-votes will have no effect on determinations of plurality for that proposal. Proposal 2 is considered a “routine” matter, so brokers will be able to vote uninstructed shares on that proposal.
Form 10-K
Shareholders may obtain, without charge, a copy of the Company’s 2014 Annual Report on Form 10-K for the fiscal year ended June 30, 2014 as filed with the Securities and Exchange Commission (“SEC”) on September 30, 2014. In addition, shareholders may obtain, without charge, a copy of the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2015 as filed with the SEC on May 11, 2015. For copies, please contact Investor Relations at the address of the Company’s principal executive office: Astrotech Corporation, 401 Congress Ave, Suite 1650, Austin, Texas 78701. The Form 10-K and Form 10-Q are also available through the SEC’s website at www.sec.gov and through the Company’s website at http://www.astrotech.com/investors.

GOVERNANCE OF ASTROTECH
The Company’s business affairs are managed under the direction of our Board of Directors in accordance with the Washington Business Corporation Act and the Amended and Restated Articles of Incorporation and Bylaws of the Company. The role of the Board of Directors is to effectively govern the affairs of the Company for the benefit of the Company’s shareholders and other constituencies and to ensure that Astrotech’s activities are conducted in a responsible and ethical manner. The Board of Directors strives to ensure the success of the Company through the election and appointment of qualified management, which regularly keeps members of the Board of Directors informed regarding the Company’s business and industry. The Board of Directors is committed to the maintenance of sound corporate governance principles.
The Company operates under corporate governance principles and practices that are reflected in a set of written Corporate Governance Policies which are available on the Company’s website at http://www.astrotechcorp.com/investors. These include the following:
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Code of Ethics and Business Conduct

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Code of Ethics for Senior Financial Officers

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Shareholder Communications with Directors Policy

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Complaint and Reporting Procedures for Accounting and Auditing Matters

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Audit Committee Charter

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Compensation Committee Charter

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Corporate Governance and Nominating Committee Charter

Code of Ethics and Business Conduct
The Company’s Code of Ethics and Business Conduct applies to all directors, officers and employees of Astrotech. The key principles of this code include acting legally and ethically, speaking up, getting advice and dealing fairly with the Company’s shareholders. The Code of Ethics and Business Conduct is available on the Company’s website at www.astrotechcorp.com/investors and is available to the Company’s shareholders upon request. The Code of Ethics and Business Conduct meets the requirements for a “Code of Conduct” under NASDAQ rules.
Code of Ethics for Senior Financial Officers
The Company’s Code of Ethics for Senior Financial Officers applies to the Company’s Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and other designated senior financial professionals. The key principles of this Code include acting legally and ethically, promoting honest business conduct and providing timely and meaningful financial disclosures to the Company’s shareholders. The Code of Ethics for Senior Financial Professionals is available on the Company’s website at www.astrotechcorp.com/investors and is available to the Company’s shareholders upon request. The Code of Ethics for Senior Financial Professionals meets the requirements of a “Code of Ethics” under SEC rules.
Shareholder Communications with Directors Policy
The Company’s Shareholder Communications with Directors Policy provides a medium for shareholders to communicate with the Board of Directors. Under this policy, shareholders may communicate with the Board of Directors or specific Board members by sending a letter to Astrotech Corporation, Shareholder Communications with the Board of Directors, Attn: Secretary, 401 Congress Ave, Suite 1650, Austin, Texas 78701. Such communications should specify the intended recipient or recipients. All such communications, other than unsolicited commercial solicitations, will be forwarded to the appropriate director, or directors, for review.

Complaint and Reporting Procedures for Accounting and Auditing Matters
The Company’s Complaint and Reporting Procedures for Accounting and Auditing Matters provide for the (i) receipt, retention and treatment of complaints, reports and concerns regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission of complaints, reports and concerns by employees regarding questionable accounting or auditing matters. Complaints may be made to a toll-free independent “Integrity Helpline” telephone number and online website. Complaints received are logged by the Company’s CFO, communicated to the Company’s Audit Committee and investigated under the direction of the Company’s Audit Committee. In accordance with Section 806 of the Sarbanes-Oxley Act of 2002, these procedures prohibit the Company from taking adverse action against any person submitting a good faith complaint, report or concern.
The Board of Directors Role in Risk Oversight
The Board has determined that the combined role of Chairman and CEO is appropriate for the Company as it promotes unified leadership and direction for the Company, allowing for a single, clear focus for management to execute the Company’s strategy and business plans. This structure also avoids the added costs and inefficiencies that would result by mandating an independent Chairman. The Board believes that the governance structure allows the Board to effectively work with the combined role of Chairman and CEO.
The Board of Directors strives to balance the risk and return ratio for all Astrotech stakeholders. In doing so, management maintains regular communication with the Board of Directors, both on a formal and informal basis. This includes conversations on the state of the business, the industry and the overall economic environment with Astrotech management during formal Board of Directors meetings, formal Committee meetings and in more frequent informal conversations. Additionally, the Board of Directors utilizes its Committees to consider specific topics which require further focus, skill sets and/or independence. The Audit Committee coordinates the Board of Directors’ oversight of the Company’s internal control over financial reporting, disclosure controls and procedures and code of conduct. Management regularly reports to the Audit Committee on these areas. The Compensation Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. The Nominating and Corporate Governance Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the management of risks associated with Board of Directors’ organization, membership and structure, succession planning for our directors and corporate governance.
Committees of the Board of Directors
During fiscal year 2014, the Board of Directors had three standing committees: a Corporate Governance and Nominating Committee, an Audit Committee and a Compensation Committee.
Each such committee currently consists of three persons and each member of the Audit, Compensation and Corporate Governance and Nominating Committees is required at the minimum to meet the independence requirements of the NASDAQ’s Listing Rules.
The Company periodically reviews, both internally and with the Board of Directors, the provisions of the Sarbanes-Oxley Act of 2002, and the rules of the SEC and NASDAQ regarding corporate governance policies, processes and listing standards. In conformity with the requirement of such rules and listing standards, we have adopted a written Audit Committee Charter, a Compensation Committee Charter and a Corporate Governance and Nominating Committee Charter, each of which may be found on the Company’s website at http://www.astrotechcorp.com/investors or by writing to Astrotech Corporation, 401 Congress Avenue, Suite 1650, Austin, Texas 78701, Attention “Investor Relations” and requesting copies.
The Corporate Governance and Nominating Committee
The Corporate Governance and Nominating Committee was created by the Board of Directors. The Corporate Governance and Nominating Committee is comprised solely of independent directors that meet the requirements of NASDAQ and SEC rules and operates under a written charter adopted by the Corporate Governance and Nominating Committee and approved by the Board of Directors. The charter is available in the “For Investors” section of the Company’s website at www.astrotechcorp.com. The primary purpose of the Corporate Governance and Nominating Committee is to provide oversight on the broad range of issues surrounding the composition and operation of the Board of Directors, including identifying individuals qualified to become Board of Directors members and recommending director nominees for the next Annual Meeting of Shareholders. As of the end of fiscal year 2014, the Corporate Governance and Nominating Committee consisted of Mr. Adams (Chairman), Ms. Manning and Mr. Oliva. During fiscal year 2014, the Corporate Governance and Nominating Committee did not meet.
Director Nomination Process
Astrotech’s eight director nominees were approved by the Board of Directors in March 2015 after considering the recommendation of the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee also gave consideration to the full board to three other individuals. The Company’s Articles of Incorporation provide that, with respect to any vacancies or newly created directorships, the Board of Directors will nominate individuals who receive a majority vote of the then sitting directors.
Regarding nominations for directors, the Corporate Governance and Nominating Committee identifies nominees in various ways. The Corporate Governance and Nominating Committee considers the current directors that have expressed interest in, and that continue to satisfy, the criteria for serving on the Board of Directors. Other nominees may be proposed by current directors, members of management or by shareholders. From time to time, the Corporate Governance and Nominating Committee may engage a professional firm to identify and evaluate potential director nominees. Regarding the skills of the director candidate, the Corporate Governance and Nominating Committee considers individuals with industry and professional experience that complements the Company’s goals and strategic direction. The Corporate Governance and Nominating Committee has established certain criteria it considers as guidelines in considering nominations for the Board of Directors. The criteria include:
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the candidate’s independence;

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the candidate’s depth of business experience;

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the candidate’s availability to serve;

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the candidate’s integrity and personal and professional ethics;

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the diversity of experience and background relative to the Board of Directors as a whole; and

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the need for specific expertise on the Board of Directors.

The above criteria are not exhaustive and the Corporate Governance and Nominating Committee may consider other qualifications and attributes which they believe are appropriate in evaluating the ability of an individual to serve as a member of the Board of Directors. In order to ensure that the Board of Directors consists of members with a variety of perspectives and skills, the Corporate Governance and Nominating Committee has not set any minimum qualifications and also considers candidates with appropriate non-business backgrounds. Other than ensuring that at least one member of the Board of Directors is a financial expert and a majority of the Board of Directors meet all applicable independence requirements, the Corporate Governance and Nominating Committee looks for how the candidate can adequately address his or her fiduciary requirements and contribute to building shareholder value. With regards to diversity, the Company does not have a formal policy for the consideration of diversity in Board of Director candidates, but Company practice has historically considered this in director nominees and the Company expects to continue to in future nomination and review processes.
The Corporate Governance and Nominating Committee will consider, for possible Board endorsement, director candidates recommended by shareholders. For purposes of the 2015 Annual Meeting, the Governance and Nominating Committee will consider any nominations received by the Secretary from a shareholder of record on or before February 26, 2015 (the 120th calendar day before the one-year anniversary date of the release of these proxy materials to shareholders). Any such nomination must be made in writing, must be accompanied by all nominee information that is required under the federal securities laws and must include the nominee’s written consent to be named in the Proxy Statement.

The nominee must be willing to allow the Company to complete a background check. The nominating shareholder must submit their name and address, as well as that of the beneficial owner, if applicable, and the class and number of shares of Astrotech common stock that are owned beneficially and of record by such shareholder and such beneficial owner. Finally, the nominating shareholder must discuss the nominee’s qualifications to serve as a director.
The Audit Committee
The Audit Committee is composed solely of independent directors that meet the requirements of NASDAQ and SEC rules and operates under a written charter adopted by the Audit Committee and approved by the Board of Directors. The charter is available on the Company’s website, which is www.astrotechcorp.com/investors. The Audit Committee is responsible for appointing and compensating a firm of independent auditors to audit the Company’s financial statements, as well as oversight of the performance and review of the scope of the audit performed by the Company’s independent auditors. The Audit Committee also reviews audit plans and procedures, changes in accounting policies and the use of the independent auditors for non-audit services. As of the end of fiscal year 2014, the Audit Committee consisted of Mr. Oliva (Chairman), Mr. Russler and Ms. Manning. During fiscal year 2014, the Audit Committee met seven times. The Board of Directors has determined that John A. Oliva, Daniel T. Russler Jr. and Sha-Chelle Manning met the qualification guidelines as “audit committee financial experts” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated by the SEC.
Audit Committee Pre-Approval Policy and Procedures
The Audit Committee is responsible for appointing, setting compensation for and overseeing the work of BDO, the Company’s independent auditors. Audit Committee policy requires the pre-approval of all audit and permissible non-audit services to be provided by independent auditors in order to assure that the provision of such services does not impair the auditors’ independence. The policy, as amended, provides for the general pre-approval of specific types of services and gives detailed guidance to Management as to the specific audit, audit-related and tax services that are eligible for general pre-approval. For both audit and non-audit pre-approvals, the Audit Committee will consider whether such services are consistent with applicable law and SEC rules and regulations concerning auditor independence.
The policy delegates to the Chairman of the Audit Committee the authority to grant certain specific pre-approvals, however the Chairman of the Audit Committee is required to report the granting of any pre-approvals to the Audit Committee at its next regularly scheduled meeting. The policy prohibits the Audit Committee from delegating to Management the Audit Committee’s responsibility to pre-approve services performed by the independent auditors.
Requests for pre-approval of services must be detailed as to the particular services proposed to be provided and are to be submitted by the CFO. Each request generally must include a detailed description of the type and scope of services, a proposed staffing plan, a budget of the proposed fees for such services and a general timetable for the performance of such services.
The Report of the Audit Committee can be found in this proxy statement following the Proposal 2 description.
The Compensation Committee
The Compensation Committee is composed solely of independent directors that meet the requirements of NASDAQ and SEC rules and operates under a written charter adopted by the Compensation Committee, approved by the Board of Directors in May 2004 and amended in May 2005. The charter is available on the Company’s website, which is www.astrotechcorp.com/investors. The Compensation Committee is responsible for determining the compensation and benefits of all executive officers of the Company and establishing general policies relating to compensation and benefits of employees of the Company. The Compensation Committee is delegated all authority of the Board of Directors as may be required or advisable to fulfill the purposes of the Compensation Committee. Meetings may, at the discretion of the Compensation Committee, include members of the Company’s management, other members of the Board of Directors, consultants or advisors and such other persons as the Compensation Committee or its chairperson may determine in an informational or advisory capacity.

The Board of Directors annually considers the performance of our Chief Executive Officer. Meetings to determine the compensation of the Chief Executive Officer must be held in executive session. Meetings to determine the compensation of any officer of the Company, other than the Chief Executive Officer, may be attended by the Chief Executive Officer, but the Chief Executive Officer may not vote on these matters.
The Compensation Committee also administers the Company’s 2011 Stock Incentive Plan and 2008 Stock Incentive Plan in accordance with the terms and conditions set forth in those plans. As of the end of fiscal year 2014, the Compensation Committee consisted of Mr. Russler (Chairman), Mr. Readdy and Mr. Oliva. During fiscal year 2014, the Compensation Committee met four times.
Director Attendance at Annual Shareholder Meetings
The Board of Directors members are expected to attend our Annual Shareholder Meetings. All of our then six directors attended our 2013 Annual Meeting of Shareholders held on June 26, 2014.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who beneficially own more than 10% of the Company’s common stock to file reports of ownership and changes in ownership with the SEC. Such directors, executive officers and greater than 10% shareholders are required by SEC regulation to furnish to the Company copies of all Section 16(a) forms they file. Due dates for the reports are specified by those laws, and the Company is required to disclose in this document any failure in the past fiscal year to file by the required dates. Based solely on written representations of the Company’s directors and executive officers and on copies of the reports that they have filed with the SEC, the Company’s belief is that all of Astrotech’s directors and executive officers complied with all filing requirements applicable to them with respect to transactions in the Company’s equity securities during fiscal year 2014.

PROPOSAL 1 — ELECTION OF DIRECTORS
The Corporate Governance and Nominating Committee, which is comprised entirely of independent directors, has carefully considered all director nominees. Upon the recommendation of the Corporate Governance and Nominating Committee, the Board of Directors has nominated Thomas B. Pickens III, Mark Adams, John A. Oliva, William F. Readdy, Sha-Chelle Manning, Daniel T. Russler, Jr., Ronald W. Cantwell and Michael R. Humphrey to the Board of Directors to serve as directors until the 2016 Annual Meeting of Shareholders. Each nominee has agreed to serve if elected.
All members of the Board of Directors are expected to be elected at the Annual Meeting. All directors shall hold office until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified, or their earlier removal or resignation from office. The Company’s Articles of Incorporation authorize the Board of Directors from time to time to determine the number of its members. Vacancies in unexpired terms and any additional director positions created by Board action may be filled by action of the existing Board of Directors at that time, and any director who is appointed in this fashion will serve until the next Annual Meeting of Shareholders and until a successor is duly elected and qualified, or their earlier removal or resignation from office.
The Board of Directors has determined that seven of the eight director nominees (indicated by asterisk in the following Table of  “Information About Directors, Nominees and Executive Officers”) have no relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and are “independent directors” as defined by Rule 5605(a)(2) of the NASDAQ’s Listing Rules.
Not less than annually, the Board of Directors undertakes the review and approval of all related-party transactions. Related-party transactions include transactions valued at greater than $120,000 between the Company and any of the Company’s executive officers, directors, nominees for director, holders of greater than 5% of Astrotech’s shares and any of such parties’ immediate family members. The purpose of this review is to ensure that such transactions, if any, were approved in accordance with our Code of Ethics and Business Conduct and for the purpose of determining whether any of such transactions impacted the independence of such directors. There were no such transactions in fiscal year 2014. The Board has affirmatively determined that none of the independent directors is an officer or employee of the Company or any of Astrotech’s subsidiaries and none of such persons have any relationships which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Ownership of a significant amount of our stock, by itself, does not constitute a material relationship.
The Board of Directors held twenty-one meetings during the fiscal year ended June 30, 2014 and all directors attended at least 76% of the meetings of the Board of Directors. The members of each committee and the chairman of each committee are appointed annually by the Board of Directors.
Information about the number of shares of common stock beneficially owned by each director appears later in this proxy statement under the heading “Security Ownership of Directors, Executive Officers and Principal Shareholders.”
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE FOLLOWING NOMINEES:
Thomas B. Pickens III	Mark Adams
John A. Oliva	William F. Readdy
Sha-Chelle Manning	Daniel T. Russler, Jr.
Ronald W. Cantwell	Michael R. Humphrey

INFORMATION ABOUT DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS
The following table shows information as of May 19, 2015 regarding members of and nominees for the Company’s Board of Directors:
Current & Nominee Directors	Principal Occupation	Age	Director Since
Thomas B. Pickens III	Chairman and Chief Executive Officer of Astrotech Corporation	58	2004
Mark Adams*	Founder, President and CEO, Advocate MD Financial Group, Inc.	53	2007
John A. Oliva*	Managing Principal, Capital City Advisors, Inc.	59	2008
William F. Readdy*	Founder, Discovery Partners, International LLC	63	2008
Sha-Chelle Manning*	Director, Corporate Innovation, Pioneer Natural Resources	47	2009
Daniel T. Russler, Jr.*	Principal, Family Asset Management LLC	51	2011
Ronald W. Cantwell*	President, VC Holding, Inc.	71	2015
Michael R. Humphrey*	President, e2020 Inc.	56	2015

*
Indicates an “independent director”

Current Directors Nominated for Re-election
Thomas B. Pickens III
Mr. Pickens was named Astrotech’s Chief Executive Officer in January 2007 and Chairman in February 2008. In 1985, Mr. Pickens founded T.B. Pickens & Co., a company that provides consulting services to corporations, public institutions and start-up organizations. Additionally, Mr. Pickens is the Managing Partner and Founder of Tactic Advisors, Inc., a company specializing in corporate turnarounds on behalf of creditors and investors that have aggregated to over $20 billion in value. Since 1985, Mr. Pickens has served as President of T.B. Pickens & Co. From 1991 to 2002, Mr. Pickens was the Founder and Chairman of U.S. Utilities, Inc., a company which operated 114 water and sewer utilities on behalf of various companies affiliated with Mr. Pickens. From 1995 to 1999, Mr. Pickens directed over 20 direct investments in various venture capital investments and was Founder and Chairman of the Code Corporation. From 1988 to 1993, Mr. Pickens was the Chairman of Catalyst Energy Corporation and was Chairman of United Thermal Corporation (NYSE). Mr. Pickens was also the President of Golden Bear Corporation, Slate Creek Corporation, Eury Dam Corporation, Century Power Corporation and Vidilia Hydroelectric Corporation. From 1982 to 1988, Mr. Pickens founded Beta Computer Systems, Inc. and Sumpter Partners, and was the General Partner of Grace Pickens Acquisition L.P.
Mr. Pickens has served as a director since 2004 and became CEO in 2007. He brings a historical understanding of Astrotech and serves a key leadership role on the Board of Directors, providing the Board of Directors with in-depth knowledge on Astrotech’s and the industry’s challenges and opportunities. Mr. Pickens was intimately involved with the transformation of the Company from the legacy SPACEHAB business to the current core businesses of 1st Detect and Astral Images. Currently, Mr. Pickens communicates Management’s perspectives on company strategy, operations and financial results to the Board of Directors. Mr. Pickens’ has extensive senior management experience, as well as experience as a member of multiple corporate boards.
Mark Adams
Mr. Adams founded Advocate, MD Financial Group, Inc., a leading Texas-based medical liability insurance holding company, in July 2003. Since July 2003, Mr. Adams has served as its Chairman, President and Chief Executive Officer. He is also a founding partner in several other companies including the Endowment Development Group, a Houston-based life insurance company specializing in placing large multimillion dollar life insurance policies throughout the U.S. market. Mr. Adams founded Murphy Adams

Restaurant Group in 2007, which owns and operates Mama Fu’s Asian House restaurants throughout the southeast United States. In 2008, Mr. Adams founded Small Business United, LLC, a non-profit organization that supports small businesses. Also in 2008, Mr. Adams co-founded ETMG (Employer’s Trust Management Group), LLC. Additionally in 2008, Mr. Adams founded Sozo Global, LLC, a rapidly expanding, international network marketing functional beverage and nutritional products company. Mr. Adams is the winner of the 2008 Prestigious Ernst and Young Entrepreneur of the Year Award for Central Texas. After his career with global public companies such as Xerox and Johnson & Johnson (1985-1988), beginning in 1988, Mr. Adams spent the next 12 years at Bostik Adhesives where he served in senior management, sales and strategic business management roles for their worldwide markets in North America, Latin America, Asia and Europe. In 1997, Mr. Adams then served as Global Sales Director for Bostik and General Manager of Bostik’s J.V. Company Nitta-Findley based in Osaka, Japan and later purchased a minority interest in Ward Adhesives, Inc. where he served as General Manager and Vice President of Sales and Marketing. Mr. Adams is also an advisory board member for the McCoy College of Business at Texas State University. Additionally, Mr. Adams has served as a director of Murphy Adams Restaurant Group, LLC, Ex-Pel, Inc., KLD Energy Technologies, Inc., Powerstations, LLC, Belize Grocery, LLC and Sundance, LLC. He has also served as Chief Executive Officer of ETMG (Employers Test Management Group), LLC, Sozo Global, LLC and Viva Chocolate, LLC.
Mr. Adams brings to our Board a wide range of experience in business, with a particular focus on entrepreneurism. He has brought his diversity of thought to the Board of Directors since 2007, which positions him as the longest tenured director other than Mr. Pickens. As stated above, Mr. Adams serves as a director for several public and private companies, including Astrotech, providing the Board with expertise in management and corporate governance. Mr. Adams serves as the Chairman of the Corporate Governance and Nominating Committee.
John A. Oliva
John A. Oliva has 33 years of experience in the private equity, investment banking, capital markets, branch management and asset management sectors. Since 2002, Mr. Oliva has been the Managing Principal of Southeast Capital Partners BD Inc., a FINRA registered broker/dealer and independent investment banking and advisory firm. Since 2002, Southeast Capital Partners has provided financial advisory services, including mergers/acquisitions, underwriting and raising expansion capital to select mid-tier companies. In late 2014, Mr. Oliva sold Southeast Capital Partners BD Inc. and his licenses are now held by the acquiring FINRA registered firm. In addition, Mr. Oliva is the Managing Partner of Capital City Advisors Inc., which provides private merchant banking services to clients in Europe and Asia. Mr. Oliva is also a senior advisor to AVIS Global Energy Ltd.
Mr. Oliva holds various FINRA licenses, including the Managing Principal and Financial Principal licenses. Prior to the formation of CCA and Southeastern Capital Partners, Mr. Oliva worked for Morgan Stanley & Co and served as an advisor to their Private Wealth Management group, developing, reviewing and implementing solutions for the firms’ investment banking clients. He was also a group manager. Mr. Oliva was nationally recognized for achievements at Morgan Stanley & Co and Shearson/Lehman Brothers in the asset management and investment banking sector. Mr. Oliva performed similar roles at Interstate/Johnson Lane and The Robinson Humphrey Company. Mr. Oliva also worked on the floor of the New York Stock Exchange.
Mr. Oliva has served on the Board of Directors since 2008 and provides expert advice to the Board of Directors on financial issues. Mr. Oliva plays a crucial role in risk management, providing advice and direction to management on a number of issues ranging from SEC filings, debt transactions and auditor independence. The Board of Directors has determined that Mr. Oliva meets the qualification guidelines as an “audit committee financial expert” as defined by the SEC rules. Mr. Oliva is Chairman of the Audit Committee and serves on the Compensation Committee and the Governance and Nominating Committee.
William F. Readdy
From 1974 to 2005, Mr. Readdy served the United States as a naval aviator, pilot astronaut, military officer and civil service executive. Retiring from the National Aeronautics and Space Administration (“NASA”) in September 2005, Mr. Readdy established Discovery Partners International LLC, a consulting firm providing strategic thinking and planning, risk management, safety and emerging technology solutions and decision support to aerospace and high-technology industries. Since its formation, Mr. Readdy has served as Managing Partner. In addition, Mr. Readdy has served on several boards of directors of several startups, non-profits and publicly traded companies.
In the late 1970s and early 1980s, he served as a naval test pilot. Mr. Readdy joined NASA in 1986, and in 1987 became a member of the astronaut corps, but continued his military service in the Naval Reserve, attaining the rank of captain in 2000. Mr. Readdy logged more than 672 hours in space on three shuttle missions. In 1996, he commanded the space shuttle “Atlantis” on a docking mission to the Russian “Mir” space station.
In 2001, Mr. Readdy was appointed NASA’s Associate Administrator for Space Operations responsible for NASA’s major programs, several field centers and an annual budget approaching $7 billion. Following the loss of space shuttle “Columbia” in February 2003, Mr. Readdy chaired NASA’s Space Flight Leadership Council, and oversaw the agency’s recovery from the accident and the shuttle’s successful return to flight in July 2005. Mr. Readdy was honored as a Presidential Meritorious Rank Executive in 2003, and in 2005 was awarded NASA’s highest honor, the Distinguished Service Medal for the second time. In addition to the Distinguished Flying Cross, he is the recipient of numerous national and international aviation and space awards, and has been recognized for his contributions to aerospace safety.
Mr. Readdy brings to the Company tremendous background and experience with NASA, the U.S. Department of Defense and with the aerospace industry in general, which are primary focuses of the Company. He also brings to the Company an extensive knowledge of public policy, program management and contracting matters involving military, civil and commercial space programs. Mr. Readdy serves on the Compensation Committee.
Sha-Chelle Manning
Sha-Chelle Manning is the Director of Corporate Innovation of Pioneer Natural Resources, a large independent oil and gas exploration company. In September, 2013, Ms. Manning was appointed by the governor to the Texas Emerging Technology Advisory Committee, which manages over $485 million of investments.
From September 1, 2008 to April 30, 2010, Ms. Manning has been Managing Director for Nanoholdings LLC, an investment company focused on oil and gas exploration through nano-enabled solutions. From January 2007 to December 31, 2008, Ms. Manning was a Vice President at Authentix, a Carlyle company. From September 2005 to April 2007, Ms. Manning was a consultant to the Office of the Governor of Texas, Rick Perry, where she led the development of the Texas nanotechnology strategic plan.
Prior to these assignments, Ms. Manning was Director of Alliances at Zyvex Corporation from August 2002 to September 2005, where she was responsible for the commercialization of nanotechnology products introduced and sold into the marketplace in partnership with key government agencies and industry. Ms. Manning also served as Vice President for Winstar Communications New Media.
Ms. Manning brings to our Board a wide range of experience in management and executive strategic consulting for the companies, Lockheed Martin, HRL Labs, Zyvex Labs and Texas A&M University focusing on high-technology solutions or services. Additionally, her interaction with local, state and federal governments throughout her career provides significant experience with government affairs, particularly in the State of Texas. Ms. Manning serves on the Corporate Governance and Nominating Committee and the Audit Committee. The Board of Directors has determined that Ms. Manning meets the qualification guidelines as an “audit committee financial expert” as defined by the SEC rules.
Daniel T. Russler, Jr.
Daniel Russler has more than 25 years of capital markets, development and entrepreneurial experiences, including an extensive background in sales and trading of a broad variety of equity, fixed income and private placement securities. Since 2003, Mr. Russler has been the Principal Partner of Family Asset Management, LLC, a multi-family office providing high net worth individuals and families with financial services. Mr. Russler has held portfolio and risk management positions at First Union Securities, Inc., J.C. Bradford & Co., William R. Hough & Co., New Japan Securities International and Bankers Trust Company. His background also includes experience in project and structured finance at U.S. Generating Company.
Mr. Russler received a Master’s degree in Business Administration from the Owen Graduate School of Management at Vanderbilt University and a bachelor’s degree in English and Political Science from the University of North Carolina. He currently serves as the Senior Warden Emeritus at St. Philips Church and on its finance committee. Dan is also active in Charleston’s youth sports programs and a Board member for Cusabo Nation Lacrosse.
Mr. Russler has extensive knowledge of finance, entrepreneurship, investment allocation and capital raising matters that the Board of Directors feels will add value to the shareholders. Mr. Russler’s qualifications and background were deemed to meet the Company’s requirements of an independent director by the Board of Directors in February 2011. Mr. Russler is Chairman of the Compensation Committee and serves on the Audit Committee. The Board of Directors has determined that Mr. Russler meets the qualification guidelines as an “audit committee financial expert” as defined by the SEC rules.
Ronald W. (Ron) Cantwell
Ron Cantwell is President of VC Holding, Inc., through which Mr. Cantwell provides advisory services in corporate and project investment structuring, mergers and acquisitions, financial restructuring and operations management. In addition, Mr. Cantwell has served as Chairman and Chief Executive Officer of Catalyst Group, Inc., which was traded on the NYSE before it was acquired and taken private in 1988 by Brookfield Asset Management. Prior to joining Catalyst Group, Inc., Mr. Cantwell spent nineteen years in public accounting, most recently as a Tax Partner in the Ernst & Young LLP Dallas office.
Mr. Cantwell graduated with honors from the University of Wisconsin in Madison and is licensed as a certified public accountant.
Mr. Cantwell has a 45 year background in corporate and project investment structuring, mergers and acquisitions, financial/tax/regulatory restructuring and reporting and operational management. The Board of Directors feels that this extensive knowledge will add value to the shareholders.
Michael R. Humphrey
Michael R. Humphrey has served as Executive Vice President of Edgenuity (previously Education 2020) since 2011 and previously as its President and CEO from 2009 until August 2011. Mr. Humphrey helped to establish Edgenuity as a leader in the virtual education industry. Edgenuity was sold in July 2011 to a private equity firm Weld North in a transaction valued at over $50 million dollars.
Prior to joining Education 2020, Mr. Humphrey served as the Co-Founder and former CEO of Austin-based Human Performance Labs, makers of PureSport performance drinks. Prior to Human Performance Labs, Mr. Humphrey served as Executive Vice President for Compass Learning, driving strategy and development of the company’s curriculum software solutions and assessment tools.
Mr. Humphrey is a graduate of Texas Tech University. Mr. Humphrey also currently serves as a Board Member at US Youth Soccer, an organization with over 3 million members.
Mr. Humphrey has extensive knowledge in growth based companies. The Board of Directors feels that this knowledge will add value to the shareholders.
Director Independence and Financial Experts
The Corporate Governance and Nominating Committee, the Audit Committee and the Compensation Committee charters require that each member meet: (i) all applicable criteria defining “independence” that may be prescribed from time to time under NASDAQ Listing Rule 5605(a)(2), Rule 10A-(3) under the Securities Exchange Act of 1934 and other related rules and listing standards, (ii) the criteria for a “non-employee director” within the meaning of Rule 16b-3 promulgated by the SEC under the Securities Exchange Act of 1934 and (iii) the criteria for an “outside director” within the meaning of Section 162(m)(4)(C) of the Internal Revenue Code.

The Company’s Board of Directors also annually makes an affirmative determination that all such “independence” standards have been and continue to be met by the independent directors and members of each of the three committees, that each director qualifying as independent is neither an officer nor an employee of Astrotech or any of its subsidiaries nor an individual that has any relationship with Astrotech or any of its subsidiaries, or with Management (either directly or as a partner, shareholder, or officer of an entity that has such a relationship) which, in the Board of Director’s opinion, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In addition, a director is presumptively considered not independent if:
•
The director, at any time within the past three years, was employed by Astrotech or any of its subsidiaries;

•
The director or a family member received payments from Astrotech or any of its subsidiaries in excess of  $120,000 during any period of twelve consecutive months within the preceding three years (other than for Board or Committee service, from investments in the Company’s securities or from certain other qualifying exceptions);

•
The director is, or has a family member who is a partner in, an executive officer or controlling shareholder of any entity to which Astrotech made to or received from payments for property or services in the current or in any of the prior three years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more (other than, with other minor exceptions, payments arising solely from investments in the Company’s securities);

•
The director is a family member of a person who is, or at any time during the three prior years was, employed as an executive officer by Astrotech or any of its subsidiaries;

•
The director is, or has a family member who is, employed as an executive officer of another entity where at any time within the prior three years any of Astrotech’s officers served on the compensation committee of the other entity; or

•
The director is, or has a family member who is, a current partner of Astrotech Corporation’s independent auditing firm, or was a partner or employee of that firm who worked on the Company’s audit at any time during the prior three years.

The Board of Directors has determined each of the following directors and director nominees to be an “independent director” as such term is defined by Rule 5605(a)(2) of the NASDAQ Listing Rules: Mark Adams; John A. Oliva, William F. Readdy, Sha-Chelle Manning, Daniel T. Russler, Jr., Ronald W. Cantwell and Michael R. Humphrey. In determining Sha-Chelle Manning’s status as an “independent director,” the Board of Directors specifically considered Ms. Manning’s appointment in September 2012 as a volunteer member of the Texas Emerging Technology Advisory Committee. The Texas Emerging Technology Advisory Committee recommends proposals eligible for funding through the Texas Emerging Technology Fund. As previously disclosed, 1st Detect, a subsidiary of the Company, was the recipient of funding through the Texas Emerging Technology Fund in 2010.
The Board of Directors has also determined that each member of the Corporate Governance and Nominating Committee, the Audit Committee, and the Compensation Committee during the past fiscal year and the proposed nominees for the upcoming fiscal year meets the independence requirements applicable to those Committees prescribed by NASDAQ and SEC rules.

Executive Officers and Key Employees of the Company Who Are Not Nominees
Set forth below is a summary of the background and business experience of the executive officers of the Company who are not also nominees of the Board of Directors as of May 15, 2015:
Name	Position(s)	Age	With Company Since
Eric N. Stober	Chief Financial Officer, Treasurer and Secretary	37	2008
Rajesh Mellacheruvu	Vice President and Chief Operating Officer	45	2015
Eric N. Stober
Eric Stober has been the Chief Financial Officer, Treasurer and Secretary of Astrotech Corporation since November 2013. Mr. Stober joined Astrotech Corporation in August of 2008 as a Senior Staff Financial Analyst. In the same year, he was promoted to Principal Financial Analyst, and from 2012 to 2013, Mr. Stober served as Vice President of Corporate Development. Mr. Stober brings significant experience in private equity, finance and business start-ups. Prior to joining Astrotech Corporation, he worked at the private equity firm Virtus Financial Group, analyzing prospective middle market private equity investments. Additionally, Mr. Stober founded or co-founded several companies, including a web advertising company, a small business tax and financial advisory firm, a sports-based media and entertainment company and a service provider sourcing company. He has helped numerous companies prepare business plans and raise start-up or growth capital. Mr. Stober began his professional career working for both The Ayco Company, a Goldman Sachs Company, and Lehman Brothers, where he helped wealthy individuals and families manage their investments, taxes, insurance, estate plans and compensation and benefits. Mr. Stober has an MBA from the McCombs School of Business at the University of Texas where he was the President of the MBA Entrepreneur Society. He also has an undergraduate degree in Finance from the University of Illinois where he graduated with honors.
Rajesh Mellacheruvu
Rajesh Mellacheruvu has been Vice-President and Chief Operating Officer of the Company since February 2015. Prior to joining the Company, Mr. Mellacheruvu was the Managing Director of Noumenon Consulting, Inc., providing consultant services on product strategy, management and business operation to 1st Detect Corporation, a subsidiary of the Company, since 2013. From 2002 to 2013, Mr. Mellacheruvu was employed by ClearCube Technology, Inc., a pioneer of blade PC technology and cloud computing solutions, most recently as the Vice-President of Products Development and Strategy. Previously, Mr. Mellacheruvu was employed as an Engineer at Omega Band, a start-up focusing on Infiniband technology, from 2000 to 2002, and as a Product Development Engineer at Advance Micro Devices, a worldwide semiconductor company that develops computer processors and graphics technologies, from 1994 to 2000. Mr. Mellacheruvu has an MBA in Business Strategy & Finance from Kellogg School of Management at Northwestern University, a Masters in Electrical Engineering from Texas A&M University and a Bachelor’s degree in Electronics and Communication Engineering from Osmania University.

SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND
PRINCIPAL SHAREHOLDERS
The following table sets forth as of May 7, 2015, certain information regarding the beneficial ownership of the Company’s outstanding common stock held by (i) each person known by the Company to be a beneficial owner of more than five percent of any outstanding class of the Company’s capital stock, (ii) each of the Company’s directors, (iii) the Company’s Chief Executive Officer and two most highly compensated executive officers at the end of the Company’s last completed fiscal year and (iv) all directors and executive officers of the Company as a group. Unless otherwise described below, each of the persons listed in the table below has sole voting and investment power with respect to the shares indicated as beneficially owned by such party.
Name and Address of Beneficial Owners	Shares of Common Stock(1)	Shares Subject to Options Exercisable Within 60 Days of May 7, 2015	Total Number of Shares Beneficially Owned	Percentage of Class(2)
Certain Beneficial Owners
Huckleberry Investments LLP(3)	2,686,888	—	2,686,888	12.6%
Bruce & Co., Inc.(4)	1,070,073	—	1,070,073	5.0%
Non-Employee Directors:(5)
Mark Adams	539,219	106,000	645,219	3.0%
John A. Oliva	225,800	105,000	330,800	1.6%
William F. Readdy	204,000	105,000	309,000	1.5%
Sha-Chelle Devlin Manning	104,460	60,000	164,460	*
Daniel T. Russler	79,000	60,000	139,000	*
Ronald W. Cantwell	—	—	—	*
Michael R. Murphey	—	—	—	*
Named Executive Officers:(5)
Thomas B. Pickens III	4,135,406	212,500	4,347,906	20.4%
Eric Stober	311,800	24,000	335,800	1.6%
Rajesh Mellacheruvu	65,000	40,000	105,000	*
All Directors and Executive Officers as a Group (8 persons)	5,664,685	712,500	6,377,185	30.0%

*
Indicates beneficial ownership of less than 1% of the outstanding shares of common stock.

(1)
Includes unvested restricted stock.

(2)
Calculated pursuant to Rule 13d-3(d) of the Securities Exchange Act of 1934. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by a person, but not deemed outstanding for the purpose of calculating the number and percentage owned by any other person listed. As of May 7, 2015, we had 21,290,263 shares of common stock outstanding.

(3)
Information based on a Schedule 13G/A filed with the SEC by Huckleberry Investments LLP on January 20, 2015. Huckleberry Investments LLP is a fund manager based in the United Kingdom with its principle business conducted at 103 Mount Street, London, W1K 2TJ.

(4)
Information based on a Form 13F filed with the SEC by Bruce & Co., Inc. on May 15, 2015. Bruce & Co. Inc., is the investment manager for Bruce Fund, Inc., a Maryland registered investment company with its principle business conducted at 20 North Wacker Dr., Suite 2414, Chicago, IL 60606.

(5)
The applicable address for all non-employee directors and named executive officers is c/o Astrotech Corporation, 401 Congress Ave., Suite 1650, Austin, TX 78701.

EXECUTIVE COMPENSATION
The following table provides information on compensation for the services of our “Named Executive Officers” (NEO) for the fiscal year 2014.
Summary Compensation Table — Fiscal Year 2014
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	All Other Compensation ($)(2)	Total ($)
Thomas B. Pickens III; Chief Executive Officer	2014	439,000	500,000	13,773	952,773
	2013	439,000	—	13,748	452,748
Don M. White(3); Sr. VP, GM of Astrotech Space Operation	2014	254,410	100,000	10,200	364,610
	2013	247,000	100,000	9,491	356,491
Eric Stober(4); Chief Financial Officer	2014	225,000	250,000	12,431	487,431
	2013	—	—	—	—
Carlisle Kirkpatrick(5); Chief Financial Officer	2014	93,000	—	137,409	230,409
	2013	260,000	—	929	260,929

(1)
Bonus was awarded in August and September 2014 for performance in fiscal year 2014.

(2)
The amounts in this column include the following: matching contributions under our 401(k) savings plan for Messrs. White and Stober, supplemental disability insurance premiums, payments associated with a car allowance for Mr. Pickens and severance payments of $125,103 and earned paid time off payment of  $11,903 for Mr. Kirkpatrick.

(3)
Mr. White resigned from Astrotech on August 22, 2014 in connection with the closing of the sale of Astrotech Space Operations to Lockheed Martin. At the time of his resignation, and upon signing a release of the Company, Mr. White received a $100,000 bonus, which represented Mr. White’s annual bonus payment under his employment agreement for fiacal year 2014.

(4)
On November 14, 2013, the Company announced the appointment of Mr. Stober as Chief Financial Officer of the Company, effective as of November 14, 2013.

(5)
Mr. Kirkpatrick resigned on October 30, 2013. The salary amount reflected represents earnings through October 30, 2013.

Employment Agreements
The Company has employment agreements in place with Mr. Pickens and Mr. White. Each employment agreement sets forth, among other things, the NEO’s minimum base salary, bonus opportunities and provisions with respect to certain payments and other benefits upon termination of employment under certain circumstances such as without “Cause,” leaving employment for “Good Reason” or “Change in Control.” Please see Potential Payments Upon Termination or Change in Control for a description of such provisions.
The minimum base salary set in the employment agreement for Mr. Pickens is $360,000 and for Mr. White is $184,765. The Annual Bonus, if any, shall be established by the Compensation Committee based on Executive’s and/or Company’s performance as may be determined and approved by the Compensation Committee based on performance goals and criteria set by the Compensation Committee. Executive’s targeted Annual Bonus shall be up to fifty percent (50%) of his Base Salary for each year during the Employment Period. The Compensation Committee has established a policy for bonuses in excess of the targeted annual bonus for extraordinary service.
Awards
The Compensation Committee awarded bonuses to the Company’s NEOs, and employees in September 2014, in recognition of the employee’s performance during the previous fiscal year, as follows:
•
Mr. Pickens was awarded a cash bonus in the amount of $500,000, representing 101.4% of his annual base salary; and

•
Mr. White was awarded a cash bonus in the amount of  $100,000, representing 39.3% of his annual base salary.

Performance Based Compensation
We believe that a substantial portion of each NEO’s compensation should be in the form of performance based awards, particularly equity based awards, which align the interests of management with that of the shareholders. Providing long-term compensation such as equity awards allows the Company to attract and incentivize qualified executives with less cash outlay, and to retain the executives over a longer period. There was no issuance of performance based awards during fiscal year 2014.
Long-Term Equity Compensation Awards
The Compensation Committee has the authority to grant equity compensation awards under our Astrotech 2008 Stock Incentive Plan (the “2008 Stock Incentive Plan”) and the 2011 Stock Incentive Plan (the “2011 Stock Incentive Plan”).
Summary of the 2008 Stock Incentive Plan
The 2008 Stock Incentive Plan permits the discretionary award of incentive stock options (ISOs), nonqualified stock options (NSOs), stock appreciation rights (SARs), restricted stock, restricted stock units, other stock-based awards and incentive awards.
Any employee or consultant of the Company (or its subsidiary) or a director of the Company who, in the opinion of the Compensation Committee, is in a position to contribute to the growth, development or financial success of the Company, is eligible to participate in the 2008 Stock Incentive Plan. In any calendar year, no covered employee described in Section 162(m) of the Internal Revenue Code may be granted (in the case of stock options and stock appreciation rights), or have vest (in the case of restricted stock or other stock-based awards), awards relating to more than 3,000,000 shares of common stock, and the maximum aggregate cash payout with respect to incentive awards paid in cash to such covered employees may not exceed $25,000,000.
The maximum number of shares of the Company’s common stock, no par value, that may be delivered pursuant to awards granted under the 2008 Stock Incentive Plan is 5,500,000 shares of common stock. Any shares subject to an award under the 2008 Stock Incentive Plan that are forfeited or terminated, expire unexercised, lapse or are otherwise cancelled in a manner such that the shares of common stock covered by such award are not issued may again be used for awards under the 2008 Stock Incentive Plan. A maximum of 5,500,000 shares of common stock may be issued upon exercise of incentive stock options. The maximum number of shares deliverable pursuant to awards granted under the 2008 Stock Incentive Plan is subject to adjustment by the Compensation Committee in the event of certain dilutive changes in the number of outstanding shares. Under the 2008 Stock Incentive Plan, the Company may issue authorized but unissued shares, treasury shares or shares purchased by the Company on the open market or otherwise. In addition, the number of shares of common stock available for future awards is reduced by the net number of shares issued pursuant to an award.
Our shareholders last approved the amended and restated 2008 Stock Incentive Plan at our March 27, 2008 annual meeting of shareholders.
Summary of the 2011 Stock Incentive Plan
The 2011 Stock Incentive Plan permits the discretionary award of incentive stock options (ISOs), nonqualified stock options (NSOs), stock appreciation rights (SARs), restricted stock, restricted stock units, other stock-based awards and incentive awards.
Any employee or consultant of the Company (or its subsidiary) or a director of the Company who, in the opinion of the Compensation Committee, is in a position to contribute to the growth, development or financial success of the Company, is eligible to participate in the 2011 Stock Incentive Plan. In any calendar year, no covered employee described in Section 162(m) of the Internal Revenue Code may be granted (in the case of stock options and stock appreciation rights), or have vest (in the case of restricted stock or other stock-based awards), awards relating to more than 800,000 shares of common stock, and the maximum aggregate cash payout with respect to incentive awards paid in cash to such covered employees may not exceed $5,000,000.
The maximum number of shares of the Company’s common stock, no par value, that may be delivered pursuant to awards granted under the 2011 Stock Incentive Plan is 3,750,000 shares of common stock. Any shares subject to an award under the 2011 Stock Incentive Plan that are forfeited or terminated, expire unexercised, lapse or are otherwise cancelled in a manner such that the shares of common stock covered by such award are not issued may again be used for awards under the 2011 Stock Incentive Plan. A maximum of 1,875,000 shares of common stock may be issued upon exercise of incentive stock options. The maximum number of shares deliverable pursuant to awards granted under the 2011 Stock Incentive Plan is subject to adjustment by the Compensation Committee in the event of certain dilutive changes in the number of outstanding shares. Under the 2011 Stock Incentive Plan, the Company may issue authorized but unissued shares, treasury shares or shares purchased by the Company on the open market or otherwise. In addition, the number of shares of common stock available for future awards is reduced by the net number of shares issued pursuant to an award.
Our shareholders last approved the amended and restated 2011 Stock Incentive Plan at our June 26, 2014 annual meeting of shareholders.
Outstanding Equity Awards at Fiscal Year 2014 End
The following table shows certain information about unexercised options as of June 30, 2014.
	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)(2)	Option Exercise Price ($)	Expiration Date
Thomas B. Pickens III	112,500	0.71	09/13/2021
	100,000*	1.20	08/21/2022
Don M. White Jr.	1,200	11.50	08/09/2016
	50,000	0.33	10/06/2018
	31,500	0.71	09/13/2021
	50,000*	1.20	08/21/2022
Eric N. Stober	14,000	0.71	09/13/2021
	10,000*	1.20	08/21/2022

*
Options were awarded in August 2012 for performance in fiscal year 2012.

(1)
All exercisable options will expire 90 days after the date of employee’s termination.

(2)
Options granted on September 13, 2011 and August 21, 2012 vested upon the Company’s stock achieving a closing price of  $1.50 on October 21, 2013. These options expire 10 years from the grant date.

The following table provides information with respect to the vesting of each NEO’s outstanding exercisable options:
Schedule of Vesting Astrotech Stock Option Grants Named Executive Officer	Amount of Vested(1)
Thomas B. Pickens III	212,500
Don M. White Jr.	132,700
Eric N. Stober	24,000

(1)
Options granted on September 13, 2011 and August 21, 2012 vested upon the Company’s common stock achieving a closing price of  $1.50 on October 21, 2013.

Potential Payments Upon Termination or Change in Control
As noted above, the Company has entered into employment agreements with Mr. Pickens and Mr. White that provide for payments and other benefits in connection with the officer’s termination for a qualifying event or circumstance and for enhanced payments in connection with such termination after a Change in Control (as defined in the applicable agreement). A description of the terms with respect to each of these types of terminations follows.
Termination Other Than After a Change in Control
The employment agreements provide for payments of certain benefits upon the termination of the employment of the NEO. The NEO’s rights upon termination of his or her employment depend upon the circumstances of the termination. Central to an understanding of the rights of each NEO under the employment agreements is an understanding of the definitions of  “Cause” and “Good Reason” as those terms are used in those agreements. For purposes of the employment agreements, the Term of Employment may be terminated at any time by the Company upon any of the following:
•
Death of the NEO;

•
In the event of physical or mental disability where the NEO is unable to perform his/her duties;

•
For Cause or Material Breach where Cause is defined as conviction of certain crimes and/or felonies, and Material Breach is defined to include certain specified failures to perform duties or uphold fiduciary responsibilities; or

•
Otherwise at the discretion of the Company and subject to the termination obligations set forth in the employment agreement.

The NEO may terminate the Term of Employment at any time upon any of the following:
•
Upon the death of the NEO;

•
In the event of physical or mental disability where the NEO is unable to perform his/her duties;

•
Upon the Company’s material reduction in the NEO’s authority, perquisites, position, title or responsibilities or other actions that would give the NEO the right to resign for “Good Reason;” or

•
Otherwise at the discretion of the NEO and subject to the termination obligations set forth in the employment agreement.

The benefits to be provided to the NEO in each of these situations are described in the tables below, which assume that the termination had taken place in fiscal year 2014.
Termination after a Change in Control
A termination after a Change in Control is similar to the severance provisions described above, except that the NEO becomes entitled to benefits under these provisions only if his employment is terminated within twelve months following a Change in Control. A Change in Control for this purpose is defined to mean (i) the acquisition by any person or entity of the beneficial ownership of securities representing 50% or more of the outstanding securities of the Company having the right under ordinary circumstances to vote at an election of the Board of Directors of the Company, (ii) the date on which the majority of the members of the Board of Directors of the Company consists of persons other than directors nominated by a majority of the directors on the Board of Directors at the time of their election, and (iii) the consummation of certain types of transactions, including mergers and the sale or other disposition of all, or substantially all, of the Company’s assets.
As with the severance provisions described above, the rights to which the NEO is entitled under the Change in Control provisions upon a termination of employment are dependent on the circumstances of the termination. The definitions of Cause and other reasons for termination are the same in this termination scenario as in a termination other than after a Change in Control.

Post Fiscal Year 2014 NEO Compensation Decisions
The Compensation Committee made the following compensation decisions thus far during fiscal 2015 with respect to our NEOs.
On February 2, 2015, the Company’s Board of Directors appointed Raj Mellacheruvu as its Chief Operating Officer. Mr. Mellacheruvu’s base salary is $235,000 per year.
On April 7, 2015, the Compensation Committee granted the following shares of restricted stock and stock options:
•
665,000 shares of common stock to Thomas Boone Pickens III;

•
375,000 shares of common stock to Mr. Stober; and

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65,000 shares of common stock and 40,000 stock options to Raj Mellacheruvu, (a) which stock options and restricted stock vest in equal annual installments over a three year period subject to Mr. Mellacheruvu’s continuous employment with the Company and (b) which stock options have an exercise price of  $3.20.

DIRECTOR COMPENSATION
Overview
Astrotech’s director compensation program consists of cash-based, as well as equity-based, compensation. The Board of Directors recognizes that cash compensation is an integral part of the compensation program and has instituted a fixed and variable fee structure to provide compensation relative to the required time commitment of each director. The equity component of Astrotech’s director compensation program is designed to build an ownership stake in the Company while conveying an incentive to directors relative to the returns recognized by our Shareholders.
Cash-Based Compensation
Company directors, other than the Chairman of the Audit Committee and Chairman of the Compensation Committee, receive an annual stipend of  $30,000 paid upon the annual election of each non-employee director or upon joining the Board of Directors. The Chairman of the Audit Committee receives an annual stipend of  $40,000, and the Chairman of the Compensation Committee and the Governance and Nominated Committee receive an annual stipend of  $35,000, recognizing the additional duties and responsibilities of those roles. In addition, each non-employee director receives a meeting fee of $3,000 for each meeting of the Board of Directors attended in person and $1,000 for each such meeting attended by conference call.
Audit Committee members received $750 for attendance to meetings in person or by conference call, while the Compensation Committee and the Governance and Nominating Committee members received $500 for attendance to meetings in person or by conference call. All directors are reimbursed ordinary and reasonable expenses incurred in exercising their responsibilities in accordance with Travel and Entertainment Expense Reimbursement policy applicable to all employees of the Company.
Equity-Based Compensation
Under provisions adopted by the Board of Directors, each non-employee director may receive shares of restricted common stock issued upon his first election to the Board of Directors, subject to board discretion. Restricted stock and stock options granted typically have a vesting period to be determined upon grant date and terminate in 10 years. Already vested shares do not expire upon termination of the director’s term on the Board of Directors.
Pension and Benefits
The non-employee directors are not eligible to participate in the Company’s benefits plans, including the 401(k) plan.

Indemnification Agreements
The Company is party to indemnification agreements with each of its directors and officers that require the Company to indemnify the directors and officers to the fullest extent permitted by Washington state law. The Company’s Certificate of Incorporation also requires the Company to indemnify both the directors and officers of the Company to the fullest extent permitted by Washington state law.
Fiscal Year 2014 Non-Employee Director Compensation Table
Name	Fees Earned or Paid in Cash ($)	Total ($)
Mark Adams	48,500	48,500
John A. Oliva	66,250	66,250
William F. Readdy	52,750	52,750
Sha-Chelle Manning	51,250	51,250
Daniel T. Russler, Jr.	62,250	62,250
Total	281,000	281,000

The table below provides the number of outstanding stock options and unvested restricted stock held by each non-employee director as of June 30, 2014.
Name	Aggregate Number of Options Outstanding at Fiscal Year End (#)	Aggregate Number of Unvested Restricted Stock Shares Outstanding at Fiscal Year End (#)
Mark Adams	106,000	—
John A. Oliva	105,000	—
William F. Readdy	105,000	—
Sha-Chelle Manning	60,000	—
Daniel T. Russler, Jr.	60,000	8,333
Total	436,000	281,000

Fiscal Year 2015 Equity Grants to Directors
On April 7, 2015, the Compensation Committee granted the following shares of restricted stock to our non-employee directors:
•
90,000 shares of common stock to Mark Adams;

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90,000 shares of common stock to John A. Oliva;

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90,000 shares of common stock to William F. Readdy;

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115,000 shares of common stock to Sha-Chelle Manning; and

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90,000 shares of common stock to Daniel T. Russler, Jr.

PROPOSAL 2 — APPOINTMENT OF INDEPENDENT AUDITORS
On January 17, 2014, the Astrotech Audit Committee engaged Ernst & Young, LLP as independent auditor for the fiscal year ending June 30, 2014. On April 1, 2015 the audit committee dismissed Ernst & Young, LLP and appointed BDO USA, LLP as the new auditors of the Company. With regards to this proposal, the Board of Directors is requesting the shareholders to ratify the appointment of BDO USA, LLP as the Company’s independent auditor for the fiscal year ending June 30, 2015. The ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for fiscal year 2015 requires the affirmative vote of a majority of the total number of votes cast at the Annual Meeting by the holders of shares of our common stock.
Ratification Requirements and Governance
There is no requirement that the Company submit the appointment of independent auditors to shareholders for ratification or for the appointed auditors to be terminated if the ratification fails, but Astrotech believes that it is sound corporate governance to submit the matter to shareholder vote. The Sarbanes-Oxley Act of 2002 states the Audit Committee is solely responsible for the appointment, compensation and oversight of the independent auditor. As such, the Audit Committee may consider the appointment of other independent auditors if the shareholders choose not to ratify the appointment of BDO USA, LLP. Additionally, the Audit Committee may terminate the appointment of BDO USA, LLP as the Company’s independent auditors without the approval of the shareholders whenever the Audit Committee deems such termination appropriate.
Independence
In making its recommendation to ratify the appointment of BDO USA, LLP as the Company’s independent auditors for the fiscal year ending June 30, 2015, the Audit Committee has considered whether the provision of non-audit services by BDO USA, LLP is compatible with maintaining the independence of BDO USA, LLP. Although BDO USA, LLP is engaged to provide tax preparation work, the Audit Committee believes these non-audit services does not hinder their independence to Astrotech.
Annual Meeting Representation
Representatives of BDO USA, LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. They are also expected to be available to respond to appropriate questions from the shareholders present.
Audit Committee Pre-Approval Policy
The Audit Committee is responsible for appointing, setting compensation for and overseeing the work of BDO USA, LLP, the Company’s independent auditors. Audit Committee policy requires the pre-approval of all audit and permissible non-audit services to be provided by independent auditors in order to assure that the provision of such services does not impair the auditors’ independence. The policy, as amended, provides for the general pre-approval of specific types of services and gives detailed guidance to Management as to the specific audit, audit-related and tax services that are eligible for general pre-approval. For both audit and non-audit pre-approvals, the Audit Committee will consider whether such services are consistent with applicable law and SEC rules and regulations concerning auditor independence.
The policy delegates to the Chairman of the Audit Committee the authority to grant certain specific pre-approvals, however the Chairman of the Audit Committee is required to report the granting of any pre-approvals to the Audit Committee at its next regularly scheduled meeting. The policy prohibits the Audit Committee from delegating to Management the Audit Committee’s responsibility to pre-approve services performed by the independent auditors.
Requests for pre-approval of services must be detailed as to the particular services proposed to be provided and are to be submitted by the CFO. Each request generally must include a detailed description of the type and scope of services, a proposed staffing plan, a budget of the proposed fees for such services and a general timetable for the performance of such services.

April 2015 Change in Principal Accountant
On April 1, 2015, the Audit Committee notified Ernst & Young, LLP (“E&Y”) that it had determined to dismiss E&Y as the Company’s independent registered public accounting firm, effective as of that same date. On and effective as of that same date, the Company appointed BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015. The appointment of BDO USA, LLP as the Company’s independent registered public accountant was approved by the Committee.
E&Y’s reports on the Company’s consolidated financial statements for the fiscal years ended June 30, 2014 and June 30, 2013 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the Company’s two most recent fiscal years and the subsequent interim period preceding E&Y’s dismissal, there were: (i) no “disagreements” (within the meaning of Item 304(a) of Regulation S-K) with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company; and (ii) no “reportable events” (as such term is defined in Item 304(a)(1)(v)(A)-(D) of Regulation S-K).
During the Company’s two most recent fiscal years and the subsequent interim period up to the date of BDO USA, LLP’s engagement, neither the Company nor anyone on the Company’s behalf consulted with BDO USA, LLP regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; (iii) the provision of written or oral advice that would be an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues; or (iv) any matter that was the subject of a “disagreement” or a “reportable event” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and Item 304(a)(1)(v) of Regulation S-K, respectively).
The Company provided E&Y with a copy of the disclosures the Company made in a Current Report on Form 8-K (the “Report”) filed with the SEC on April 7, 2015 prior to the time the Report was filed with the SEC. The Company requested that E&Y furnish a letter addressed to the SEC stating whether or not it agrees with the statements made therein. A copy of E&Y’s letter dated April 7, 2015 was attached as Exhibit 16.1 to the Report.
Audit Fees
The aggregate fees expensed for each of the last two fiscal years for professional services rendered by Ernst & Young, LLP for the audit of the Company’s annual financials and review of financials contained in the Company’s quarterly reports were $267,860 for fiscal year ended June 30, 2014 and $227,500 for fiscal year ended June 30, 2013.
Audit-Related Fees
There were no audit-related fees billed by or to be billed by Ernst & Young, LLP for fiscal years ended June 30, 2014 or 2013.
Tax Fees
Ernst & Young, LLP did not provide tax related services to the Company during fiscal years 2014 or 2013.
All Other Fees
The Company paid no other fees to Ernst & Young, LLP during fiscal year 2014 or 2013.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE
APPOINTMENT OF BDO USA, LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2015

Report of the Audit Committee
The Board of Directors has established an Audit Committee of independent directors which operates under a written charter adopted by the Board of Directors. The charter was amended and restated in May 2004. Astrotech’s management is responsible for establishing a system of internal controls and for preparing the Company’s consolidated financial statements in accordance with generally accepted accounting principles. Astrotech’s independent auditors are responsible for auditing the Company’s consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) and issuing their report based on that audit. Under the Audit Committee’s charter, the primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities as to (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements and the Company’s Code of Business Conduct and Ethics, (iii) the independent auditors’ qualifications and independence and (iv) the performance of the independent auditors. The Audit Committee is also directly responsible for selecting and evaluating the independent auditors, reviewing, with the independent auditors, the plans and scope of the audit engagement, and reviewing with the independent auditors their objectivity and independence.
The members of the Audit Committee are not professional accountants or auditors and, in performing their oversight role, rely without independent verification on the information and representations provided to them by Management and Astrotech’s independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to certify that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with accounting principles generally accepted in the United States or that Astrotech’s independent auditors are in fact “independent” for fiscal year 2014. The Board of Directors has determined that for fiscal year 2014, John A. Oliva, Daniel T. Russler, Jr. and Sha-Chelle Manning were audit committee financial experts and such persons are independent as defined under the federal securities laws.
In connection with the preparation of the audited financial statements included in Astrotech’s Annual Report on Form 10-K for the year ended June 30, 2014:
•
The Audit Committee reviewed and discussed the audited financial statements with the independent auditors and management.

•
The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended. In general, these auditing standards require the auditors to communicate to the Audit Committee certain matters that are incidental to the audit, such as any initiation of, or changes to, significant accounting policies, management judgments, accounting estimates and audit adjustments; disagreements with management; and the auditors’ judgment about the quality of the Company’s accounting principles.

•
The Audit Committee received from the independent auditors written disclosures and the letter regarding their independence required by Independence Standards Board Standard No. 1 Independence Discussions with Audit Committees as adopted by the Public Company Accounting Oversight Board in Rule 3600T and discussed with the auditors their independence. In general, Independence Standards Board Standard No. 1 requires the auditors to disclose to the Audit Committee any relationship between the auditors and its related entities and Astrotech that in the auditors’ professional judgment may reasonably be thought to bear on independence. The Audit Committee also considered whether the independent auditors’ provision of non-audit services to Astrotech was compatible with maintaining their independence.

Based on the review and discussions noted above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the year ended June 30, 2014 be included in Astrotech’s Annual Report on Form 10-K filed with the SEC.

This report is submitted by the members of the Audit Committee of the Board of Directors:
John A. Oliva (Chairman)
Daniel T. Russler, Jr.
Sha-Chelle Manning
The foregoing Audit Committee Report shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference in any such document.

ADDITIONAL INFORMATION
Proxy Solicitation Expense
For the Annual Meeting, the Company has engaged Morrow & Co., LLC, 470 West Ave., Stamford, Connecticut 06902, to assist in soliciting proxies. Morrow has been paid a fee of  $15,000 plus out-of-pocket expenses for this service. We do not expect our aggregate expenses related to our solicitation of proxies, other than Morrow’s fees, to exceed those normally spent for an Annual Meeting. In addition to solicitation by mail, directors, officers and employees of the Company, without receiving any additional compensation, may solicit proxies personally or by telephone or facsimile. In addition, we retained Morrow & Co. to request brokerage houses, banks and other custodians or nominees holding stock in their names for others to forward proxy materials to their customers or principals who are the beneficial owners of shares and will reimburse them for their expenses in doing so. The Company does not anticipate that the costs and expenses incurred in connection with this proxy solicitation will exceed those normally expended for a proxy solicitation for those matters to be voted on in the Annual Meeting.
Deadline for Submission of Shareholder Proposals for Next Year’s Annual Meeting
Shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2015 Annual Meeting of Shareholders must submit the proposal to us at our corporate headquarters no later than January 23, 2016, which proposal must be made in accordance with the provisions of Rule 14a-8 of the Exchange Act. Shareholders who intend to present a proposal at our 2015 Annual Meeting of Shareholders without inclusion of the proposal in our proxy materials are required to provide notice of such proposal to our Corporate Secretary so that such notice is received by our Corporate Secretary at our principal executive offices no later than May 1, 2016. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
Discretionary Voting of Proxies on Other Matters
The Board of Directors for the Company knows of no matters to be presented at the Annual Meeting other than those described in this Proxy Statement. In the event that other business properly comes before the meeting, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their own judgment.
Householding of Proxy Materials
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” Proxy Statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple shareholders in your household. The Company will promptly deliver a separate copy of either document to you if you call or write us at the following address and telephone number: 401 Congress Ave, Suite 1650, Austin, Texas, 78701, Attention: Secretary; telephone: (512) 485-9530. If you want to receive separate copies of the Company’s annual report and Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address or telephone number.

OTHER MATTERS
We do not intend to bring any other matters before the Annual Meeting, nor are we aware of any other matters that are to be properly presented to the Annual Meeting by others. In the event that other matters do properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the Proxy to vote such Proxy in accordance with their best judgment on such matters.
The Company’s Annual Report on Form 10-K, including the Company’s audited financial statements for the year ended June 30, 2014 and the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2015 are being distributed to all shareholders of record as of the record date.
By Order of the Board of Directors,

Eric Stober
Chief Financial Officer, Treasurer and Secretary
Austin, Texas

Annual Meeting of Astrotech Corporationto be held on Tuesday, June 30, 2015for Holders as of May 7, 2015This proxy is being solicited on behalf of the Board of DirectorsThe undersigned hereby appoints Thomas B. Pickens lll and Eric Stober as the true and lawfulattorneys of the undersigned, with full power of substitution and revocation, and authorizes him tovote all the shares of capital stock of Astrotech Corporation which the undersigned is entitled to voteat said meeting and any adjournment thereof upon the matters specified and upon such othermatters as may be properly brought before the meeting or any postponement or adjournmentthereof, conferring authority upon such true and lawful attorney to vote in his discretion on such othermatters as may properly come before the meeting and revoking any proxy heretofore given.THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONIS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN ITEM 1, AND FORTHE PROPOSAL IN ITEM 2.(Continued and to be signed on the reverse side)PROXY5TO VOTE BY MAIL, PLEASE DETACH HERE5ANNUAL MEETING OF ASTROTECH CORPORATIONDate: June 30, 2015Time: 9:00 A.M. (Central Time)Place: 555 Forge River Road, Suite 100, Webster TX 77598NOTICE OF
INTERNET AVAILABILITY OF PROXY MATERIAL:THE NOTICE OF MEETING, PROXY STATEMENT AND PROXY CARDARE AVAILABLE AT: WWW.ASTROTECH.COM/INVESTORS/PROXY-STATEMENTS

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE

1: Election of Directors

Nominees	VOTE FOR ALL NOMINEES	WITHHOLD VOTE FROM ALL NOMINEES	FOR ALL EXCEPT (See Instructions below)
01 Thomas B. Pickens III	☐	☐	☐
02 Mark Adams			
03 John A. Oliva			
04 Sha-Chelle Manning			
05 William F. Readdy			
06 Daniel T. Russler, Jr.			
07 Ronald W. Cantwell			
08 Michael R. Humphrey			

	FOR	AGAINST	ABSTAIN
2: Ratify BDO USA, LLP as the independent auditor.	☐	☐	☐

☐ **To attend the meeting and vote your shares in person, please mark this box.**

Date: ______________________________, 2015

____
Please Sign Here

____
Please Sign Here

Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

▲ TO VOTE BY MAIL, PLEASE DETACH HERE ▲

VOTE BY INTERNET OR TELEPHONE

QUICK ★ ★ ★ EASY ★ ★ ★ IMMEDIATE

THANK YOU FOR VOTING.

CONTROL NUMBER
for Telephone/Internet Voting

2: Ratify BDO USA, LLP as the independentauditor.To consider and act upon any other matters which may properly comebefore the meeting or any adjournment thereof.To attend the meeting and vote your shares in person, pleasemark this box.Authorized Signatures - This section must be completed for your vote tobe counted.Date: , 2015Please Sign HerePlease Sign HerePlease sign exactly as your name(s) appears on your stock certificate. Ifheld in joint tenancy, all persons should sign. Trustees, administrators,etc., should include title and authority. Corporations should provide fullname of corporation and title of authorized officer signing the proxy.Board of Directors recommends a vote FOR proposals 1 and 2.1: Election of Directors01 Thomas B. Pickens III02 Mark Adams03 John A. Oliva04 Sha-Chelle Manning05 William F. Readdy06 Daniel T. Russler, Jr.07 Ronald W. Cantwell08 Michael R. HumphreyINSTRUCTIONS: To withhold authority to vote for any nominee, mark the “Exception”box and write the number(s) in the space provided to theright._____________________________________________________________VOTE FOR ALLNOMINEESWITHHOLD VOTEFROM ALL NOMINEESPLEASE SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.5TO VOTE BY MAIL, PLEASE DETACH HERE5FOR AGAINST
ABSTAINFOR ALL EXCEPT(See Instructions below)PLEASE MARKVOTES AS INTHIS EXAMPLE XVOTE BY INTERNET OR TELEPHONE( QUICK ★ ★ ★ EASY ★ ★ ★ IMMEDIATE :Your internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, andreturned your proxy card by mail.VOTE BY INTERNET: The web address is www.proxyvoting.com/ASTC. You will be asked to enter a CONTROL NUMBERwhich is located in the lower right hand corner of this form.VOTE BY PHONE: You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.THANK YOU FOR VOTING.OPTION A: You are encouraged to review each proposal and select a voting choice before you submit your proxy.Please press 0 in order to vote on each proposal separately.OPTION B: If you prefer not to select a voting choice with respect to each proposal you may press 1 to submit aproxy. If you select this option, your shares will be voted in accordance with the recommendationsmade by the Board of Directors.Call ★ ★ Toll Free ★ ★ On a Touch-Tone Telephone1-888-457-2959There is NO CHARGE to you for this callCONTROL NUMBERfor Telephone/Internet Voting